THE AVATAR ADVANTAGE
                                  BALANCED FUND










                                  Annual Report
                               For the year ended
                                December 31, 1999

February 2000

Dear Shareholder,

We are pleased to report on the progress of THE AVATAR ADVANTAGE BALANCED FUND for the year ended December 31, 1999. For the year, Avatar's asset allocation philosophy - participating in market gains during market upswings while protecting those gains against loss during market downturns - helped the Fund realize a total return of 11.82% (not including the sales charge). The fully invested S&P 500 Index returned 21.03% for the year while the Lehman Brothers Govt./Corp. Bond Index lost 2.15% for the same period. For the second half of the year, Avatar maintained a significant equity position. Our exposure ranged between 45% and 65% invested in equities, 30% to 40% in bonds and the remainder in cash.

1999 -- THE SECOND SIX MONTHS IN REVIEW

For a year that began with a presidential impeachment trial, a war in Kosovo and political characters of all stripes jockeying to succeed Bill Clinton, the last half of the year was positively dull. The only questions that seemed to occupy the public were the extent of Y2K problems and which city would have the best millenium celebration. Even the question of Fed Chairman Alan Greenspan's reappointment was settled before year-end.

The last half of the year saw the Fund begin with a cautious exposure to equities. This reflected the firm's moderately negative research, caused primarily by the rising interest rate environment witnessed in late summer. As the quarter progressed, however, rates eased somewhat and market momentum improved. Due to these and other positive factors shown by our models, we increased the Fund's allocation in equities in steps to a 65% position by mid-November. As a result, the Fund caught the strong year-end rally in stocks. The technology sector component of the S&P 500 increased an amazing 35% in the last quarter of 1999 alone. We took advantage of this strength by over-weighting that sector in the Fund. Exposure within technology was balanced across many of the faster growing areas including fiber optics, data storage, semiconductors and telecommunication equipment. Basic industries also performed well, helped by higher commodity prices and global GDP growth. The healthcare, consumer staples and utilities sectors were de-emphasized during this period, as was the energy sector. It was a completely different story on the bond side. While the stock market enjoyed its run-up, bond rates began to climb, too, reflecting concern that continued rapid growth in the economy would lead to a boost in interest rates by the Federal Reserve. Overall, 1999 turned out to be the worst year for bonds since 1994.

2000 MARKET OUTLOOK

Corporate earnings for the last quarter appear to be poised to surpass analysts' expectations and will come in at the low double-digit range. The strong growth in corporate profits and the generally favorable positive flows of funds into the equity market have added impetus to a favorably developing economic backdrop. In a resounding manner, consumers have given a collective "thumbs up" to the U.S. economy. Holiday spending was well ahead of last year and consumer confidence surveys continue to reach upward. We expect, as a consequence, that prospective GDP growth will extend the current business cycle into the longest expansion in economic history. More importantly, this is all happening with only a modest up-tick in inflation and new signs of a slowdown in the housing sector. While long-term interest rates have marched higher with all of this good news, surprisingly it has not adversely impacted the stock market. If inflation fails to accelerate sharply in the months ahead, a good case can be made that potential negative scenarios have already been priced into the level of both long and short term interest rates, helping to restrain the Federal Reserve from instituting a harsh new round of monetary tightening.

We continue to be concerned about the narrow stock market leadership. Broadening of the market would be a welcome and healthy development. We begin the new millenium in a neutral weight in our equity exposure. We expect continued volatility as the country's political forces share center stage with its economic forces to shape the coming year. Growth expectations for the remainder of the year have been revised upward. On the bond side, we believe that the surplus which will result in a reduction in the amount of sales by the Treasury will increase bond prices while lowering yields. This improvement, we believe, will have a positive impact on both the stock and bond markets.

Our models show that the U.S. economy should continue to percolate at a good, sustainable level that will not set off inflation or recession fears. While the technology sector has emerged as the current market leader, we continue to hope for a broadening of the equity markets and a sense of normalcy in the bond markets. Our goal at Avatar is to evaluate current investment risk and alter the portfolio mix to reflect the current environment. We achieved this in the past year under very difficult circumstances.


/s/ Charles White

Charles White
Portfolio Manager

                       THE AVATAR ADVANTAGE BALANCED FUND

          Comparison of the change in value of a $10,000 investment in
           The Avatar Advantage Balanced Fund versus the Blended 60%
            S&P 500 Stock Index / 40% Lehman Gov't Corporate Index.

                                                   Blended 60%
                                The Avatar     S&P 500 Stock Index/
                                Advantage        40% Lehman Gov't
               Quarter        Balanced Fund      Corporate Index
               -------        -------------      ---------------
               13-Jan-98         $10,000             $10,000
               31-Mar-98         $11,080             $10,871
               30-Jun-98         $11,300             $11,176
               30-Sep-98         $11,050             $10,642
               31-Dec-98         $12,311             $12,010
               31-Mar-99         $12,383             $10,249
               30-Jun-99         $12,661             $10,636
               30-Sep-99         $12,259             $10,257
               31-Dec-99         $13,146             $11,140

Average Annual Total Return(1)
1 year.........................  6.79%
Since inception (1/13/98)...... 14.94%

----------
(1) Average Annual Total Return represents the average change in account value over the periods indicated and includes sales charges.

The Blended Index consists of the S&P 500 Stock Index (60%) and the Lehman Corporate Bond Index (40%). The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Lehman Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt issues and also includes Yankee Bonds.

The Blended Index initial value is as of December 31, 1997.

The percentage weights which have been applied to the indices are intended to replicate the long-term asset allocation of the Fund.

Performance figures of the Fund and indexes referenced represent past performance and are not indicative of future performance of the Fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ. Member NASD.

                       THE AVATAR ADVANTAGE BALANCED FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
  Shares      COMMON STOCKS: 61.46%                                 Market Value
--------------------------------------------------------------------------------

              AEROSPACE/DEFENSE EQUIPMENT: 0.75%
    200       United Technologies Corporation.....................   $    13,000
                                                                     -----------
              AUTOMOBILES: 0.62%
    200       Ford Motor Company..................................        10,688
                                                                     -----------
              BANKS: 1.74%
    400       Citigroup Inc.......................................        22,225
    100       The Chase Manhattan Bank............................         7,769
                                                                     -----------
                                                                          29,994
                                                                     -----------
              BANKS - REGIONAL: 1.07%
    200       Northern Trust Corporation..........................        10,600
    200       UnionBanCal Corporation.............................         7,888
                                                                     -----------
                                                                          18,488
                                                                     -----------
              BEVERAGE - ALCOHOL: 0.82%
    200       Anheuser-Busch Companies, Inc.......................        14,175
                                                                     -----------

              BIOTECHNOLOGY: 0.98%
    200       Biogen Inc. *.......................................        16,900
                                                                     -----------
              BROADCASTING - TELEVISION, RADIO: 0.37%
    100       CBS Corporation *...................................         6,394
                                                                     -----------
              BUILDING MATERIALS CHAINS: 1.79%
    450       The Home Depot, Inc.................................        30,853
                                                                     -----------
              CABLE TELEVISION: 0.44%
    100       Cablevision Systems Corporation *...................         7,550
                                                                     -----------
              CHEMICALS: 0.76%
    200       E. I. du Pont de Nemours and Company................        13,175
                                                                     -----------
              COMPUTER - SOFTWARE: 3.08%
    300       Microsoft Corporation *.............................        35,025
    400       Xilinx,  Inc. *.....................................        18,188
                                                                     -----------
                                                                          53,213
                                                                     -----------

See Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

              COMPUTER SERVICES: 2.77%
    200       America Online, Inc. *..............................   $    15,087
    300       EMC Corporation *...................................        32,775
                                                                     -----------
                                                                          47,862
                                                                     -----------
              COMPUTERS - HARDWARE: 2.41%
    300       Dell Computer Corporation* .........................        15,300
    100       International Business Machines
                Corporation.......................................        10,800
    200       Sun Microsystems, Inc.* ............................        15,488
                                                                     -----------
                                                                          41,588
                                                                     -----------
              COMPUTERS - PERIPHERALS: 0.52%
    100       Lexmark International Group, Inc.,
                Class A* .........................................         9,050
                                                                     -----------
              COMPUTERS - SOFTWARE AND SERVICES: 0.49%
    100       Electronic Arts Inc. *..............................         8,400
                                                                     -----------
              COSMETICS AND TOILETRIES: 0.75%
    200       Colgate-Palmolive Company...........................        13,000
                                                                     -----------
              DIVERSIFIED MANUFACTURING: 1.79%
    200       General Electric Company............................        30,950
                                                                     -----------
              ELECTRIC COMPANIES: 0.46%
    300       Edison International................................         7,856
                                                                     -----------
              ELECTRICAL EQUIPMENT: 1.00%
    300       Honeywell International, Inc.* .....................        17,306
                                                                     -----------
              ELECTRONIC COMPONENTS - SEMICONDUCTORS: 2.42%
    200       Applied Materials, Inc.* ...........................        25,337
    200       Intel Corporation ..................................        16,462
                                                                     -----------
                                                                          41,799
                                                                     -----------
              ELECTRONICS: 3.74%
    400       JDS Uniphase Corporation* ..........................        64,525
                                                                     -----------

See Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

              ENTERTAINMENT: 0.84%
    200       Time Warner, Inc....................................   $    14,488
                                                                     -----------
              FINANCE - MORTGAGE LOANS: 1.09%
    300       Fannie Mae..........................................        18,731
                                                                     -----------
              FINANCIAL - DIVERSIFIED: 0.83%
    100       Morgan Stanley Dean Witter & Co.....................        14,275
                                                                     -----------
              FINANCIAL SERVICES: 0.96%
    100       American Express Company............................        16,625
                                                                     -----------
              FOODS: 0.83%
    400       General Mills, Inc. ................................        14,300
                                                                     -----------
              HEALTHCARE - MEDICAL PRODUCTS: 0.42%
    200       Medtronic, Inc......................................         7,287
                                                                     -----------
              INSURANCE: 1.34%
    213       American International Group, Inc...................        23,031
                                                                     -----------
              INSURANCE BROKERS: 0.56%
    100       Marsh & McLennan Companies, Inc.....................         9,569
                                                                     -----------
              MANUFACTURING - DIVERSIFIED: 0.75%
    100       Corning Incorporated................................        12,894
                                                                     -----------
              MEDICAL - DRUGS: 2.54%
    300       Bristol-Myers Squibb Company........................        19,256
    300       Warner-Lambert Company..............................        24,581
                                                                     -----------
                                                                          43,837
                                                                     -----------
              METALS - ALUMINUM: 0.96%
    200       Alcoa Inc...........................................        16,600
                                                                     -----------
              NETWORKING PRODUCTS: 1.86%
    300       Cisco Systems, Inc.* ...............................        32,137
                                                                     -----------

See Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

              OIL - INTEGRATED: 0.65%
    200       Schlumberger Limited................................   $    11,250
                                                                     -----------
              OIL & GAS - DRILLING & EQUIPMENT: 0.08%
     39       Transocean Sedco Forex, Inc.* ......................         1,307
                                                                     -----------
              PAPER & FOREST PRODUCTS: 1.30%
    300       Georgia-Pacific Corporation.........................        15,225
    100       Weyerhaeuser Company................................         7,181
                                                                     -----------
                                                                          22,406
                                                                     -----------
              PETROLEUM-PRODUCING: 0.64%
    300       Apache Corporation..................................        11,081
                                                                     -----------
              PETROLEUM PRODUCTS: 2.13%
    400       Enron Corp..........................................        17,750
    100       Exxon Mobil Corporation ............................        8,056
    200       Texaco Inc..........................................        10,863
                                                                     -----------
                                                                          36,669
                                                                     -----------
              RETAIL - COMPUTERS & ELECTRONICS: 0.57%
    200       Tandy Corporation...................................         9,837
                                                                     -----------
              RETAIL - DEPARTMENT STORES: 0.43%
    100       Dayton Hudson Corporation...........................         7,344
                                                                     -----------
              RETAIL - GENERAL MERCHANDISE: 0.53%
    100       Costco Companies, Inc.* ............................         9,125
                                                                     -----------
              RETAIL - SPECIALTY: 0.17%
    100       Linens `n Things, Inc.* ............................         2,962
                                                                     -----------
              SERVICES - ADVERTISING / MARKETING: 1.16%
    200       Omnicom Group Inc. .................................        20,000
                                                                     -----------

See Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

              TELECOMMUNICATIONS EQUIPMENT: 8.00%
    365       Lucent Technologies Inc.............................   $    27,307
    100       Nokia Corporation, ADR, Class A.....................        19,000
    100       Nortel Networks Corporation.........................        10,100
    400       QUALCOMM Incorporated* .............................        70,500
    200       Scientific-Atlanta, Inc.............................        11,125
                                                                     -----------
                                                                         138,032
                                                                     -----------
              TELECOMMUNICATIONS SERVICES: 1.10%
    200       GTE Corporation.....................................        14,113
    100       Metromedia Fiber Network, Inc.* ....................         4,794
                                                                     -----------
                                                                          18,907
                                                                     -----------
              TELEPHONE SERVICES: 2.01%
    400       BellSouth Corporation...............................        18,725
    300       MCI WorldCom Incorporated* .........................        15,919
                                                                     -----------
                                                                          34,644
                                                                     -----------
              TRANSPORTATION - RAIL: 0.51%
    200       Union Pacific Corporation* .........................         8,725
                                                                     -----------
              UTILITIES: 0.43%
    100       The AES Corporation* ...............................         7,475
                                                                     -----------
              Total Common Stocks
                (cost $741,506)...................................     1,060,304
                                                                     -----------
Principal Amount  FEDERAL AGENCY OBLIGATIONS:  18.91%
--------------------------------------------------------------------------------
$225,000      Federal Home Loan Mortgage Corporation,
                5.75%, 7/15/2003..................................       217,865
  50,000      Freddie Mac Discount Note, 5.35%,
                1/13/2000.........................................        49,911
  60,000      Fannie Mae, 6.09%, 8/13/2003 .......................        58,448
                                                                     -----------
              Total Federal Agency Obligations
                (cost $335,491)...................................       326,224
                                                                     -----------
Principal Amount  U.S. GOVERNMENT OBLIGATIONS:  17.80%
--------------------------------------------------------------------------------
 230,000      U.S. Treasury Bond, 12.00%, 8/15/2013
                (cost $335,032)...................................       307,050
                                                                     -----------

See Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
Principal Amount  SHORT-TERM INVESTMENTS:  1.86%                    Market Value
--------------------------------------------------------------------------------

    $32,077       Firstar Stellar Treasury Fund
                    (cost $32,077)................................. $    32,077
                                                                    -----------

                  Total Investments in Securities
                    (cost $1,444,106+): 100.03%....................   1,725,655
                  Liabilities in excess of
                    Other Assets: (0.03)%..........................        (514)
                                                                    -----------
                  TOTAL NET ASSETS: 100.00% ....................... $ 1,725,141
                                                                    ===========

*  Non-income producing securities.

+ At December 31, 1999, the cost of securities for Federal tax purposes is $1,444,620. Gross unrealized appreciation and depreciation of securities is as follows:

                  Gross unrealized appreciation.................... $   339,112
                  Gross unrealized depreciation....................     (58,077)
                                                                    -----------
                  Net unrealized appreciation...................... $   281,035
                                                                    ===========

See Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
     (identified cost $1,444,106) .............................     $ 1,725,655
   Receivables:
      Due from Advisor (Note 3) ...............................           5,717
      Dividends and interest ..................................          18,397
   Deferred organization costs ................................           7,582
   Prepaid expenses ...........................................             596
                                                                    -----------
         Total assets .........................................       1,757,947
                                                                    -----------
LIABILITIES
   Payables:
      Distribution fees (Note 4) ..............................             347
   Accrued expenses ...........................................          32,459
                                                                    -----------
         Total liabilities ....................................          32,806
                                                                    -----------

NET ASSETS ....................................................     $ 1,725,141
                                                                    ===========
NET ASSET VALUE AND REDEMPTION* PRICE PER SHARE
   ($1,725,141 / 139,046 shares outstanding; unlimited
   number of shares (par value $.01) authorized) ..............     $     12.41
                                                                    ===========

OFFERING PRICE PER SHARE ($12.41/.9550) .......................     $     12.99
                                                                    ===========
COMPONENTS OF NET ASSETS
   Paid-in capital ............................................     $ 1,449,194
   Distributions in excess of net realized gains ..............          (5,602)
   Net unrealized appreciation on investments .................         281,549
                                                                    -----------
      Net assets ..............................................     $ 1,725,141
                                                                    ===========

* Redemption of shares held less than 1 year are subject to a 1% redemption fee payable to the Fund.

See Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ................................................      $   8,578
      Interest .................................................         40,515
                                                                      ---------
         Total income ..........................................         49,093
                                                                      ---------
   Expenses
      Administration fees (Note 3) .............................         30,000
      Audit fees ...............................................         19,600
      Fund Accounting fees .....................................         16,002
      Transfer agent fees ......................................         13,001
      Advisory fees (Note 3) ...................................         11,764
      Legal fees ...............................................          6,600
      Custody fees .............................................          5,531
      Distribution fees (Note 4) ...............................          3,921
      Trustees' fees ...........................................          2,835
      Amortization of deferred organization costs ..............          2,500
      Insurance ................................................            941
      Registration fees ........................................            876
      Miscellaneous ............................................            863
                                                                      ---------
         Total expenses ........................................        114,434
           Less: Advisory fee waiver and
           absorption (Note 3) .................................        (92,474)
                                                                      ---------
         Net expenses ..........................................         21,960
                                                                      ---------
            NET INVESTMENT INCOME ..............................         27,133
                                                                      ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from security transactions ................         81,571
   Net change in unrealized appreciation on investments ........         73,561
                                                                      ---------
      Net realized and unrealized gain on investments ..........        155,132
                                                                      ---------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS ..................................      $ 182,265
                                                                      =========

See Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                Year Ended     January 13, 1998*
                                               December 31,         through
                                                   1999        December 31, 1998
                                               ------------    -----------------
NET INCREASE/(DECREASE) IN ASSETS
FROM OPERATIONS
   Net investment income ...................  $    27,133        $    23,957
   Net realized gain from security
    transactions ...........................       81,571             23,650
   Net change in unrealized
    appreciation on investments ............       73,561            207,988
                                              -----------        -----------
   NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ........................      182,265            255,595
                                              -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................      (27,583)           (23,503)
   Net realized gain on security
    transactions ...........................      (86,640)           (19,605)
   In excess of net realized gains .........       (5,602)                --
                                              -----------        -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....     (119,825)           (43,108)
                                              -----------        -----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived
    from net change in outstanding
    shares (a) .............................      119,793          1,330,421
                                              -----------        -----------
   TOTAL INCREASE IN NET ASSETS ............      182,233          1,542,908
                                              -----------        -----------
NET ASSETS
Beginning of period ........................    1,542,908                 --
                                              -----------        -----------
END OF PERIOD (including undistributed
 net investment income of $0 and $454,
 respectively) .............................  $ 1,725,141        $ 1,542,908
                                              ===========        ===========

(a) A summary of capital shares transactions is as follows:

                                        Year                January 13, 1998*
                                        Ended                    through
                                  December 31, 1999         December 31, 1998
                               ----------------------    -----------------------
                               Shares         Value      Shares         Value
                               ------         -----      ------         -----
Shares sold .................     167       $   2,000    125,350      $1,287,313
Shares issued in reinvestment
  of distributions ..........   9,911         119,825      3,785          43,108
Shares redeemed .............    (167)         (2,032)        --              --
                               ------       ---------    -------      ----------
Net increase ................   9,911       $ 119,793    129,135      $1,330,421
                               ======       =========    =======      ==========

* Commencement of operations.

See Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

FINANCIAL HIGHLIGHTS - FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                Year Ended     January 13, 1998*
                                               December 31,         through
                                                   1999        December 31, 1998
                                               ------------    -----------------

Net asset value, beginning of period..........    $11.95            $10.00
                                                  ------            ------
Income from investment operations:
   Net investment income......................      0.21              0.19
   Net realized and unrealized gain on
      investments.............................      1.17              2.11
                                                  ------            ------
Total from investment operations..............      1.38              2.30
                                                  ------            ------
Less distributions:
   From net investment income.................     (0.21)            (0.19)
   From net realized gains....................     (0.67)            (0.16)
   In excess of net realized gains............     (0.04)                -
                                                  ------            ------
Total distributions...........................     (0.92)            (0.35)
                                                  ------            ------

Net asset value, end of period................    $12.41            $11.95
                                                  ======            ======

Total return..................................     11.82%            23.11%**

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).........    $1,725            $1,543

Ratio of expenses to average net assets:
   Before expense reimbursement...............      7.28%             8.59%+
   After expense reimbursement................      1.40%             1.40%+

Ratio of net investment income to average
  net assets:
   After expense reimbursement................      1.73%             1.89%+

Portfolio turnover rate.......................    101.53%            95.00%


*  Commencement of operations.
** Not Annualized.
+  Annualized.

See Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Avatar Advantage Balanced Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on January 13, 1998. The Fund's objective is to seek long-term capital appreciation and to preserve profits during market downturns by investing in a mix of stocks, bonds and money market securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.

          Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

          Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains and are primarily due to differing treatments for wash sales and losses realized subsequent to October 31 on sale of securities. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $12,500 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period ended December 31, 1999, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended December 31, 1999, the Fund incurred $11,764 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $92,474 which includes fees due to the Advisor as Distribution Coordinator; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $183,774 for the Fund at December 31, 1999.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                            Fee rate
----------------                            --------
Less than $15 million                       $30,000
$15 million to less than $50 million        0.20% of average daily net assets
$50 million to less than $100 million       0.15% of average daily net assets
$100 million to less than $150 million      0.10% of average daily net assets
More than $150 million                      0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". During the year ended December 31, 1999, the Fund paid the Distribution Coordinator in the amount of $3,921.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,444,162 and $1,460,060, respectively.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AVATAR ADVANTAGE BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Avatar Advantage Balanced Fund, series of Advisors Series Trust (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the period from January 13, 1998 (commencement of operations) to December 31, 1998, including the financial highlights for the period then ended, were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP


New York, New York
February 4, 2000

CHANGE IN INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the prior fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainly, audit scope or accounting principles.

In connection with its audit for the period from January 13, 1998 (commencement of operations) through December 31, 1998 and through August 27, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 10, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                     ADVISOR

                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN

                               Firstar Bank, N.A.
                           425 Walnut Street, M/L 6118
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT

                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788
                                  888-263-6452


                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

                                    AUDITORS

                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.